                                                                    EXHIBIT 10.6

               FIRST AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
               -------------------------------------------------

     THIS FIRST AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (the "Agreement"),
                                                                  ------------
entered into effective as of the 30th day of April, 1999 is made by and among
(i) Purchase Pro International, Inc., a Nevada corporation (the "Company"), (ii)
                                                                ----------
each person listed on Exhibit A hereto (collectively, the "Original Holders"),
                                                          --------- ---------
(iii) Charles E. Johnson, Jr., Christopher P. Carton and Ranel Erickson (collectively, the "Key Original Holders"), (iv) each person listed on Exhibit B hereto (collectively, the "Series A Holders") and (v) each person listed on
                          -------------------
Exhibit C hereto (collectively, the "Series B Holders").
                                     ----------------

     WHEREAS, each of the Original Holders is the record and beneficial owner of shares of Common Stock;

     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of June 1, 1998, (the "Series A Purchase Agreement"), among the Company and the Series A
           ------------------------------
Holders, the Company issued to the Series A Holders 2,100,000 shares of the Company's 8% Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock");
     ----------------------------

     WHEREAS, pursuant to the Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), among the Company and the Series B
                 ---------------------
Holders, the Company shall issue on the date hereof to the Series B Holders up to Three Million Two Hundred Thousand (3,200,000) shares of the Company's 8% Series B Convertible Preferred Stock, par value $.001 per share (the "Series B
                                                                     ---------
Preferred Stock");
------------------

     WHEREAS, the Company, Original Holders, Key Original Holders and the Series A Holders are parties to that certain Stockholders Agreement dated as of June 1, 1998, which such parties desire to amend and restate, with the Series B Holders and a majority of the Series A Holders joining as parties to this amendment and restatement of the June 1, 1998 Stockholders Agreement;

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are acknowledged, the parties hereto, each intending to be legally bound hereby, agree that the June 1, 1998 Stockholders Agreement is hereby amended and restated as follows:


                                  ARTICLE I.

                                  DEFINITIONS

     SECTION 1.1    Definitions.
                    -----------

     As used herein, the following terms shall have the respective meanings set forth below:

     "Affiliate" shall have the meaning ascribed thereto in the Purchase
     -----------
Agreement.

     "Board of Directors" means the Board of Directors of the Company, as
     --------------------
constituted from time to time in accordance with this Agreement and the Company's Bylaws.

     "Capital Stock" means any class of capital stock of the Company including,
     ---------------
without limitation, the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock.

     "Common Stock" means the Company's Common Stock, par value $.01 per share.
     --------------

     "Conversion Price" means the then applicable Conversion Price for the
     ------------------
Series A Preferred Stock or Series B Preferred Stock, as the case may be.

     "Director" means a member of the Board of Directors.
     ----------

     "Family Group" means a Person's parents, spouse, descendants (whether or
     --------------
not adopted) and stepchildren and any trust solely for the benefit of such Person and/or the Person's parents, spouse, stepchildren and/or descendants.

     "Holder Group" means (i) the Original Holders (as a collective group) or
     --------------
(ii) the Series A Holders (as a collective group), or (ii) the Series B Holders (as a collective group).

     "Key Original Holders" means the Original Holders identified as Key
      --------------------
Original Holders in the recitals of this Agreement.

     "Majority Series A Holders" at any time means the holders of a majority of
     ---------------------------
the Registrable Securities held by all Series A Holders.

     "Majority Series B Holders" at any time means the holders of a majority of
     ---------------------------
the Registrable Securities held by all Series B Holders.

     "Market Average Price" means the volume-weighted average sales price per
     ----------------------
share of Common Stock as reported by Bloomberg Information Systems, Inc. during either (i) a period of 20 days consisting of the day on which the Company consummates a Public Offering and the 19 consecutive Business Days subsequent to such day or (ii) any period of 60 consecutive Business Days after the expiration of such initial 20 day period but only if that the average daily trading volume over such 60 Business Day period exceeds 3% of the outstanding shares of Common Stock of the Company that are registered, issued and eligible for trading. If at any time shares of the Common Stock are not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the "Market
                                                                   -------
Average Price" shall be the fair value thereof determined by an investment bank
--------------
mutually agreed between the Company and a majority of the holders of the Series A Preferred Stock and Series B Preferred Stock voting as one group. If such parties are unable to reach agreement within a reasonable period of time, each such party will choose and bear the expense of an investment bank to value the shares of Common Stock and the average of the two valuations shall be the value.

     "New Securities" shall mean any Capital Stock whether now authorized or
      ---------------
not, and rights, options or warrants to purchase Capital Stock, and securities of any type whatsoever that are, or may become convertible into or exchangeable for Capital Stock; provided that the term "New Securities" does not include (i)
                   --------               ----------------
Series A Preferred Stock previously issued or Series B Preferred Stock issued on the date hereof, (ii) Series A Preferred Stock or Series B Preferred Stock issued as a stock dividend to holders of Series A Preferred Stock or Series B Preferred Stock, (iii) securities issued in connection with an acquisition, merger or strategic financing approved by the vote of the Board of Directors,
(iv) shares of Common Stock issuable upon exercise of stock awards or options granted to consultants, employees, officers, managers or directors of the Company pursuant to the stock options or stock purchase plans or agreements or terms approved by the Board of Directors, but not exceeding 2.5 million shares of Common Stock (net of any repurchases of such shares or cancellations or expirations of options), subject to adjustments for all subdivisions and combinations, and all of which options shall be issued at an exercise price not less than the fair market value of the stock subject to the option at the date the option is granted, (v) shares of Common Stock issued pursuant to registered public offerings, (vi) debt securities that are not, and will not become, convertible into or exchangeable for capital stock, (vii) shares of Common Stock issued upon the exercise of options or warrants issued prior to the date hereof,
(viii) shares of Common Stock issued as a dividend on outstanding shares of Common Stock or preferred stock, (ix) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company, and (x) securities issued in connection with any stock split, stock dividend or recapitalization of the Company.

     "Person" means any individual, corporation, partnership, firm, joint
     --------
venture, association, joint-stock company, trust, unincorporated organization or other entity.

     "Public Offering" shall have the meaning ascribed to such term in the
     -----------------
Purchase Agreement.

     "Qualified Public Offering" shall mean one or more Public Offerings in
     ---------------------------
which (i) the cumulative gross proceeds to the Company are equal to or greater than $25 million, (ii) either the price per share paid in the Public Offering or the Market Average Price is greater than (a) 1.5 times the then applicable Series A Conversion Price, if the Public Offering is consummated on or before October 31, 1999, (b) 2.0 times the then applicable Series A Conversion Price, if the Public Offering is consummated after October 31, 1999 and on or before June 1, 2000, or (c) 2.5 times the then applicable Series A Conversion Price, if the Public Offering is consummated after June 1, 2000, and (iii) either the price per share paid in the Public Offering or the Market Average Price multiplied by the number of shares of Common Stock then outstanding is greater than $100 million.

     "Registrable Securities" means (i) any shares of Common Stock issued or
     ------------------------
issuable upon conversion of the Series A Preferred Stock or Series B Preferred Stock and (ii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with a registration statement covering them, or (y) sold to the public pursuant to Rule 144 (or by similar provision under the Securities Act).

     "Securities Act" means the Securities Act of 1933, as amended, or any
     ----------------
similar federal law then in force.

     "Securities and Exchange Commission" means the Securities and Exchange
     ------------------------------------
Commission and includes any governmental body or agency succeeding to the functions thereof.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as
     -------------------------
amended, or any similar federal law then in force.

     "Stockholder Shares" means (i) all Common Stock and/or Series A Preferred
     --------------------
Stock and/or Series B Preferred Stock issued or issuable to the Original Holders or the Series A Holders or Series B Holders and (ii) Common Stock and/or Series A Preferred Stock and/or Series B Preferred Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, conversion, consolidation or other reorganization.

     "Third Party" means any Person that is not an Affiliate or a member of the
     -------------
Family Group, as appropriate, of the Company, the Original Holders, the Series A Holders or Series B Holders.

     "Transfer" means to sell, transfer, assign, pledge or otherwise dispose of
     ----------
any interest in any Stockholder Shares.

     "Underlying Shares" means (i) any Common Stock issued or issuable to the
     -------------------
Series A Holders or Series B Holders or the Original Holders, whether directly or by conversion of securities exercisable into Common Stock, and (ii) Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, conversion, consolidation or other reorganization. As to any particular shares constituting Underlying Shares, such shares will cease to be Underlying Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with a registration statement covering them, or (y) sold to the public pursuant to Rule 144 (or by similar provision under the Securities Act). For purposes of this Agreement, a Person will be deemed to be a holder of Underlying Shares whenever such Person has the right to acquire directly or indirectly such Underlying Shares (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                                  ARTICLE II.

       CORPORATE GOVERNANCE; VOTING AGREEMENTS; SERIES A HOLDERS WAIVER

     SECTION 2.1      Board of Directors.

     (a) The Company shall promptly take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

          (i) any Series A Holder or group of affiliated investors that purchased at least 400,000 shares of Series A Preferred Stock shall be granted observation rights at all Board meetings provided, however, that
                                                      --------  -------
     the observation rights granted hereunder shall only continue to be applicable to a Series A Holder or group of affiliated Series A Holders or a transferee of Series A Holders to the extent that such Series A Holders or group of affiliated Series A Holders or transferee holds at least 400,000 shares of Series A Preferred Stock; and provided further, that observation rights will only be granted to a transferee engaged in the Company's industry with the consent of the Company (not to be unreasonably withheld);

         (ii) The Board's compensation committee and audit committee shall each have three members. The Series A Holders voting as a group shall have the right to elect one of the three members. All decisions of the compensation committee with respect to the cash and non-cash compensation of the chairman of the board and president of the Company and any other officer or employee whose annual compensation exceeds $75,000 shall require the concurrence of the member of such committee elected by the Series A Holders;

         (iii) any related party transaction shall require the approval of those members of the Board selected by the Series A Holders. For these purposes, a related party transaction shall mean the sale, lease, transfer or other disposal of any property or assets by the Company to, or purchase by the Company of any property or assets from, or the Company's entering into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any officer, Director or more than 5% stockholder of the Company or any member of the immediate family of, or trust for the benefit of, such person.

         (iv) the removal from the Board, the compensation committee or the audit committee (with or without cause) of any representative designated hereunder by the Series A Holders shall be at the written request of the Series A Holders, but only upon such written request and under no other circumstances;

         (v) in the event that any representative designated hereunder for any reason ceases to serve as a member of a committee of the Board during his term of office, the resulting vacancy on such committee shall be filled by a representative designated by the Series A Holders;

         (vi) the Company shall pay the reasonable out of pocket expenses incurred by each director in connection with any expenses incurred for Company business, including attendance at meetings; provided, however, that
                                                         --------
     out of pocket expenses incurred by a director other than in connection with attendance at meetings of the Board or committees thereof shall be subject to the approval of the Company.

          (b) The rights of the Series A Holders under this Section 2.1 may be exercised by the written consent of the holders of a majority of the Series A Preferred Stock voting as one group.

          (c) The rights of the Series A Holders granted under this Section 2.1 shall terminate at such time as less than 50% of the total of the Series A Preferred Stock remains outstanding.

          (d)  Upon the Series A Holders' waiver of the provisions of section
6.9 of the Series A Securities Purchase Agreement dated June 1, 1998, with respect to the Company's issuance of 159,999 warrants on September 21, 1998, the issuance of the Series B Preferred Stock, and the issuance of 2.5 million options, the Company shall cause 450,000 shares of its common stock to be distributed on a pro-rata basis to the Series A Holders.

                                 ARTICLE III.

         PREEMPTIVE RIGHTS; TRANSFER RESTRICTIONS AND OFFER PROCEDURES

     SECTION 3.1    Preemptive Rights.
                    -----------------

          (a) If the Company at any time after the date hereof authorizes the issuance or sale of any New Securities (other than as a dividend on the outstanding Common Stock), the Company shall first offer to sell to each Series A Holder and Series B Holder a portion of such New Securities or other securities equal to the percentage of outstanding shares of Common Stock held by such Series A Holder or Series B Holder at the time of such issuance (determined on a fully diluted basis).

          (b) In order to exercise its purchase rights hereunder, each Series A Holder and Series B Holder must within 20 days after receipt of written notice from the Company describing in reasonable detail the New Securities being offered, the purchase price thereof, the payment terms and such Series A Holder or Series B Holder's percentage allotment, deliver a written notice to the Company describing its election hereunder. In the event any Series A Holder or Series B Holder does not elect to purchase all of the shares offered to such persons, the other electing Series A Holders and Series B Holders may purchase such unallocated New Securities by providing notice to the Company within such 20-day period. Any New Securities not elected to be purchased by the end of such 20-day period shall be reoffered for an additional 5-day period by the Company on a pro rata basis to the Series A Holders and Series B Holders who elected to purchase all shares of such New Securities originally offered to such persons.

          (c) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such New Securities or securities which the Series A Holders and Series B Holders have not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Series A Holders and Series B Holders. Any New Securities offered or sold by the Company to any Person after such 120-day period must be reoffered to the Series A Holders and Series B Holders pursuant to the terms of this Section 3.1.

          (d) The provisions set forth in Section 3.1 shall terminate upon the consummation of a Qualified Public Offering.

     SECTION 3.2    Transfer Restrictions.
                    ---------------------

          (a) No Key Original Holder shall transfer any interest in any Stockholder Shares except pursuant to and in accordance with the provisions of this Section 3.2.

          (b) If, at any time, a Key Original Holder wishes to sell any of its Stockholder Shares to a Third Party, such sale shall be made pursuant to the following procedures:

          (i)  At least 20 days prior to making any Transfer of Stockholder
     Shares, any   transferring Key Original Holder of Stockholder Shares (the
     "Transferring Holder") shall deliver a written notice (the "Offer Notice")
     ----------------------                                     ---------------
     to the Company and the Series A Holders and Series B Holders. The Offer Notice shall disclose in reasonable detail the proposed number of Stockholder Shares to be transferred (the "Stockholder Transfer Shares")
                                               -----------------------------
     and the proposed terms and conditions of the Transfer (including the proposed price at which the shares are to be transferred).

         (ii) Each Series A Holder and Series B Holder shall be entitled to purchase all (but not less than all) of his Pro Rata Share (as defined below) of the Stockholder Transfer Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election (an "Election Notice") to the Transferring Holder as soon
                         -------------------
     as practical but in any event within 10 days after delivery of the Offer Notice. Any Stockholder Transfer Shares not elected to be purchased by the end of such 10-day period shall be reoffered for an additional 10-day period by the Transferring Holder on a pro rata basis to the Series A Holders and Series B Holders who have elected to purchase their Pro Rata Share. Each Series A or Series B Holder's "Pro Rata Share" shall be based
                                                ----------------
     upon such Series A Holder or Series B Holder's proportionate ownership of the Underlying Shares to the Underlying Shares owned by all Series A Holders and Series B Holders. The Series A Holders and Series B Holders shall only have the right to purchase Stockholder Transfer Shares if they agree to purchase all of the Stockholder Transfer Shares being offered.

          (iii) The Transfer of any Stockholder Transfer Shares to be purchased by the Series A Holders and Series B Holders shall be consummated as soon as practical after the delivery of the final Election Notice, but in any event within 15 days after the delivery of the final Election Notice. In the event that the Series A Holders and Series B Holders do not elect to purchase all of the Stockholder Transfer Shares or fail to consummate the purchase within the time frames specified herein, the Transferring Holder may, within 90 days after the expiration of the last 10-day period pursuant to clause (ii) above and subject to the provisions of Section 3.4 below, transfer such remaining Stockholder Transfer Shares to one or more third parties at a price no less than the price per share specified in the Offer Notice and on other terms no more favorable to the transferees thereof than offered to the Series A Holders and Series B Holders in the Offer Notice. Any Stockholder Transfer Shares not transferred within such 90-day period shall be reoffered to the Series A Holders and Series B Holders under this Section 3.2(b) prior to any subsequent Transfer pursuant to the terms of this Section. The purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction.

          (iv) At any closing under this Section 3.2(b), each Transferring Holder will deliver to the relevant purchaser good and valid title to the Underlying Shares being sold by each such Transferring Holder, free and clear of any lien.

          (v) In the event the consideration for the Stockholder Shares as disclosed in the Offer Notice is other than cash, a promissory note or a combination thereof, the price for the Stockholder Shares shall be the value of that consideration as agreed to by the Key Original Holder and the Series A Holders and Series B Holders, or, if no agreement can be reached as to the valuation of such consideration, the fair market value of such consideration as determined by two appraisers (one appointed by the Key Original Holder and one appointed by the Series A Holders and Series B Holders). In the event the two appraisers are unable to agree on a fair market value within 20 days after they are appointed and further negotiations, in the opinion of either of the appraisers, would not result in an agreement, the fair market value of the consideration shall be the average of the appraised values of the two appraisers; provided, however, that if the appraised values of the two appraisers differ by more than ten percent (10%) of the higher of the two appraised values, the two respective appointed appraisers shall select a third appraiser who shall independently, within 20 days after his appointment, make a determination of the value of the consideration and the average of the appraised values of the three appraisers shall be the purchase price and shall be binding on the parties hereto. The Key Original Holder whose Stockholder Shares are subject to the Offer Notice and the Series A Holders and Series B Holders shall each bear the cost of their respective appraisers and shall share the cost equally of the third appraiser, if any. Notwithstanding anything herein to the contrary, if an appraisal is used to determine the value of the consideration pursuant to this Section 3.2(b), the time periods provided for in this Section 3.2(b) shall be tolled from the time of the initial appointment of the two appraisers until a final appraised value is determined pursuant to this Section 3.2(b)(v).

          (c)  Permitted Transferees.  The restrictions set forth in Section
               ----------------------
3.2(b) shall not apply to (i) any transfer of Stockholder Shares by any Original Holder or Series A Holder or Series B Holder among its Affiliates or (ii) a transfer of Stockholder Shares by any Original Holder or Series A Holder or Series B Holder pursuant to the laws of descent and distribution or among the Family Group of such Original Holder or Series A Holder or Series B Holder; provided that the provisions of this Agreement will continue to be applicable to
--------
the Stockholder Shares after any transfer pursuant to clauses (i) and (ii) above and the transferees of such Stockholder Shares shall agree in writing to be bound by the provisions of this Agreement.

          (d)  Termination of Restrictions.  The restrictions set forth in
               ---------------------------
Section 3.2(b) shall terminate upon the consummation of a Qualified Public Offering; provided, however, that, after the consummation of a Public Offering,
          --------
the restrictions set forth in Section 3.2(b) shall not apply with respect to sales in the public market by a Key Original Holder in accordance with the terms of Rule 144 under the Securities Act.


     SECTION 3.3    Legends.
                    --------

     Each certificate evidencing outstanding Stockholder Shares held by the Original Holders and the Series A Holders and Series B Holders shall bear a legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT IN EFFECT UNDER SAID ACT, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE FIRST AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF APRIL 30, 1999, COPIES OF WHICH WILL BE FURNISHED BY PURCHASE PRO INTERNATIONAL, INC. AND ANY SUCCESSOR THERETO UPON REQUEST AND WITHOUT CHARGE.

     SECTION 3.4    Tag Along Rights.
                    ----------------

          (a) If any Key Original Holder proposes to sell, in one transaction or in a series of related transactions (a "Tag Along Sale") any Stockholder Shares
                                       -----------------
to any Third Party, the Series A Holders and Series B Holders shall have the right to participate in such Tag Along Sale on the following terms:

          (i) Such Key Original Holder shall give the Series A Holders and Series B Holders not less than 20 days' written notice (a "Sale Notice") of
                                                               --------------
     its intention, describing the price offered, all other material terms and conditions of the Tag Along Sale and, if the consideration payable pursuant to the Tag Along Sale consists in whole or in part of consideration other than cash, such information relating to such other consideration as the Series A Holders and Series B Holders may reasonably request and which is available to such selling Key Original Holder.

          (ii) In connection with any Tag Along Sale, each Series A Holder and Series B Holder shall have the right, in its sole discretion, to sell, for the same price per share being paid to, and otherwise on the same terms and conditions as, the selling Key Original Holder, its pro rata portion of Stockholder Shares determined by multiplying the number of Underlying Shares being sold in the Tag Along Sale by a fraction, the numerator of which is the number of Underlying Shares held by such Series A Holder or Series B Holder and the denominator of which is the number of Underlying Shares held by all Series A Holders and Series B Holders desiring to sell and by the Key Original Holder delivering the Sale Notice.

         (iii) Series A Holders and Series B Holders must exercise their tag along right by giving written notice to the selling Key Original Holder within 20 days of the delivery of a Sale Notice, specifying the number of Stockholder Shares that each Series A Holder and Series B Holder desires to include in the Tag Along Sale. At the closing for the Tag Along Sale, against payment of purchase price for the Stockholder Shares to be sold by such Series A Holders and Series B Holders, such Series A Holders and Series B Holders will deliver to the Third Party the certificate or certificates representing such number of Stockholder Shares, duly endorsed, together with all other documents which are necessary in order to effect such Tag Along Sale. Each selling Key Original Holder shall use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the participating Series A Holders and Series B Holders in any contemplated Tag Along Sale, and no Key Original Holder shall transfer any of its Stockholder Shares to any prospective transferee if such prospective transferee declines to allow the participation of the Series A Holders and Series B Holders.

          (b) The rights and obligations set forth in this Section 3.4 shall terminate upon the consummation of a Qualified Public Offering; provided,
                                                                --------
however, that, upon consummation of a Public Offering, the rights and obligations set forth in this Section 3.4 shall not apply with respect to sales in the public market by a Key Original Holder in accordance with the terms of Rule 144 under the Securities Act.

                                  ARTICLE IV.

                              REGISTRATION RIGHTS

     SECTION 4.1    Demand Registrations.
                    --------------------

          (a) Requests for Registration. The Majority Series A Holders, and/or
              -------------------------
the Majority Series B Holders may request, at any time after 180 days after the Company's Initial Public Offering, registration under the Securities Act of all or part of their Registrable Securities on Form S-1, or any similar long-form registration ("Long-form Registration") , or, if available on Form S-2 or S-3 or
             --------------------------
any similar short-form of registration ("Short-Form Registration"); provided
                                       ----------------------------
that the aggregate offer price of all such Registrable Securities being registered is at least $10 million. Each request for a Demand Registration shall specify the number of Registrable Securities requested to be registered, and the proposed underwriter. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders (if any) of Registrable Securities and, subject to paragraph
(e) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph (a) are referred to herein as "Demand
                                                                   -------
Registrations."
---------------

          (b) Long-Form Registrations.  The Majority Series A Holders and/or the
              -----------------------
Majority Series B Holders will each be entitled to request two (2) Demand Registrations in which the Company will pay all Registration Expenses. A registration will not count as one of such two (2) Demand Registrations until it has become effective or the demanding Series A and Series B Holders withdraw their request (unless such withdrawal is due to a material adverse change in the business, operations, prospects or condition (financial or otherwise) of the Company since the date of such demand). The Company will pay all Registration Expenses in connection with any initiated registration whether or not it has become effective unless the respective Series A and Series B Holders withdraw their request (unless such withdrawal is pursuant to the provisions of paragraph
(e) below or due to a material adverse change in the business, operations, prospects or condition (financial or otherwise) of the Company since the date of such demand).

          (c) Short-Form Registrations.  In addition to the Long-Form
              ------------------------
Registrations provided pursuant to paragraph (b), the Majority Series A and/or the Majority Series B Holders will be entitled to request unlimited Short-Form Registration, provided that the aggregate offering value of the Registrable
              --------
Securities requested to be registered in any Short-Form Registration must equal at least $500,000 and that the Majority Series A and Majority Series B Holders may only request two Short-Form Registrations in any 12-month period. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. The Company will pay all Registration Expenses with respect to Short-Form Registrations.

          (d) Priority on Demand Registrations.  If a Demand Registration is an
              --------------------------------
underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering (the

"Offering Quantity"), the Company will include in such registration securities
---------------------
in the following priority:

          (i) first, before including any securities which are not Registrable Securities held by the Majority Series A and Majority Series B Holders, the Company will include all of the Registrable Securities requested to be included by such holders thereof, and if the number of Registrable Securities requested to be included exceeds the Offering Quantity, then the Company shall include only each such requesting Series A Holder's or Series B Holder's pro rata share of the Offering Quantity, based on the amount of Registrable Securities held by such Series A and Series B Holders; and

         (ii) second, to the extent (and only to the extent) that the Offering Quantity exceeds the aggregate amount of Registrable Securities which are requested to be included in such registration, the Company shall include in such registration any other securities requested to be included in the offering.

Any Persons other than holders of Registrable Securities who participate in Demand Registrations must pay their share of the Registration Expenses as provided in Section 4.5 hereof.

          (e)  Restrictions on Demand Registrations.  The Company will not be
               ------------------------------------
obligated to effect any Demand Registration within 90 days after the effective date of a previous Demand Registration. The Company may postpone upon one occasion in any 365 day period for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines in its good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets or shares of unrelated companies (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction. In the case of such event, the holders of a majority of Registrable Securities requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

          (f)  Selection of Underwriters.  A majority of the Series A Holders
               -------------------------
initiating any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval which will not be unreasonably withheld.

          (g) Other Registration Rights.  Except as provided in this Agreement,
              -------------------------
the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities which contains terms or conditions more favorable than the terms or conditions contained in this Agreement, without the prior written consent of (i) Series A Holders holding a majority of the outstanding Stockholder Shares held by all Series A Holders, and
(ii) Series B Holders holding a majority of the outstanding Stockholder Shares held by all Series B Holders.

          (h)  Termination of Registration Rights.
               ----------------------------------

          (i) Except as set forth is subparagraph (ii) below, the right of any holder of any Stockholder Shares to request registration or inclusion in any registration pursuant to this Article IV shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company, if all shares of Registrable Securities held or entitled to be held upon conversion by such holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such holder may immediately be sold under Rule 144 during any 90-day period. Any Stockholder Shares to which this section applies shall be excluded from all voting requirements and computations set forth in this Agreement.

          (ii) The provisions of subparagraph (i) above shall not apply to any holder who owns more than five percent (5%) of the Company's outstanding stock until the earlier of (a) such time as such holder owns less than one percent (1%) of the outstanding stock of the Company, or (b) the expiration of five years after the closing of the first registered public offering of Common Stock of the Company.


     SECTION 4.2    Piggyback Registrations.
                    -----------------------

          (a) Right to Piggyback.  Whenever the Company proposes to register any
              ------------------
of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms or other than pursuant to an initial public offering of the Company's shares) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for
                          -------------------------
its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice; provided, however, that the rights of
                                           --------
a holder of Registrable Securities under this Section 4.2 shall expire upon the earlier to occur of (i) such time as the Registrable Securities of such holder are transferable without restriction as to volume under Rule 144 under the Securities Act and (ii) five years after a Qualified Public Offering.

          (b) Piggyback Expenses.  The Registration Expenses of the holders of
              ------------------
Registrable Securities will be paid by the Company in all Piggyback
Registrations.

          (c) Priority on Registrations.  If a Piggyback Registration is an
              -------------------------
underwritten primary registration on behalf of the Company or an underwritten offering undertaken by the Company pursuant to a demand registration exercised by a Person other than the Series A and Series B Holders (a "Demanding Party"), and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering (the "Company Offering Quantity"),
                                                  ----------------------------
the Company will include in such registration securities in the following priority:

          (i)    first, the securities the Company proposes to sell and the
     securities   requested to be included by the Demanding Party in accordance with any agreement between the Company and the Demanding Party; and

          (ii)   second, the Company will include all Registrable Securities
     requested to   be included by any holders thereof and all other holders of registrable securities, and if the number of such holders' securities requested to be included exceeds the Company Offering Quantity, then the Company shall include only each such requesting holder's pro rata share of the Company Offering Quantity (remaining after sales covered by (i) and (ii) above), based on the amount of securities held by such holder.

          (d)    Other Registrations.  If the Company has previously filed a
                 -------------------
registration statement with respect to Registrable Securities pursuant to
Section 4.1 or pursuant to this Section 4.2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

     SECTION 4.3    Holdback Agreements.
                    -------------------

          (a) To the extent not inconsistent with applicable law, each Series A and Series B Holder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities that such Series A or Series B Holder owns prior to the effective date of any underwritten registration, during the seven days prior to, and the 120-day period with respect to the Series A Preferred Shares held by the Series A Holders, and 180-day period with respect to the Series B Preferred Shares held by the Series B Holders, beginning on, the effective date of any underwritten registration, unless the underwriters managing the registered public offering otherwise agree; provided that such restrictions
                                            --------
shall not be more restrictive in duration or scope than restrictions imposed on
(i) any Person which has been granted registration rights by the Company, (ii) any officer or director of the Company or (iii) any more than 5% holder of securities of the Company.

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 120-day period with respect to the Series A Preferred

Shares held by Series A Holders and the 180-day period with respect to the Series B Preferred Shares held by the Series B Holders beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering or pursuant to a stock option plan adopted by the Company unless such holder is a party to this Agreement) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     SECTION 4.4   Registration Procedures.  Whenever the Series A and Series B
                   -----------------------
Holders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and within 60 days (or 45 days for a short-form registration) after the end of the period within which registration requests may be given to the Company file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities initiating such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than 180 days (subject to extension pursuant to Section 4.7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event (a "Changing Event") as a result
                                                 -----------------
of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will as soon as possible prepare and furnish to such seller (a "Correction Event") a
                                                  ------------------
reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, any accountant or other agent retained by any such seller or underwriter and one firm of attorneys representing the holders of Registrable Securities, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (l) use its best efforts to obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

          (m) use its best efforts to provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     SECTION 4.5    Registration Expenses.
                    ---------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions, which will be paid by the sellers of Registrable Securities) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided
                             ------------------------
in this Agreement, and the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the Series A and Series B Holder covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initiating such registration.

     SECTION 4.6    Indemnification.
                    ---------------

          (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Series A and Series B Holder, its officers and directors and each Person who controls such Series A and Series B Holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such Series A and Series B Holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or,
(ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Series A Holder or Series B Holder and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company
                                        --------
shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Series A or Series B Holder expressly for use therein or by such Series A or Series B Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Series A or Series B Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Series A and Series B Holders.

          (b) In connection with any registration statement in which a Series A or Series B Holder is participating, each such Series A and Series B Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, each such Series A and Series B Holder, severally, for itself only, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) or expenses arise out of or are based upon (i) the purchase or sale of Registrable Securities during any period beginning upon a Changing Event (as defined in Section 4.4(e)) and ending on a Correction Event (as defined in
Section 4.4(e)), provided such Holder received proper written notice of such
                 --------
Changing Event pursuant to Section 4.4(e), (ii) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, or (iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statement therein not misleading, but, with respect to clauses (ii) and (iii) above, only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such Series A and Series B Holder expressly for use therein, and such Series A and Series B Holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will
                      -----------------
be individual to each Series A and Series B Holder and will be limited to the net amount of proceeds received by such Series A or Series B Holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Such indemnifying party shall not, however, enter into any settlement with a party without obtaining an unconditional release of each indemnified party by such party with respect to any and all claims against each indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     SECTION 4.7    Participation in Underwritten Registrations.
                    -------------------------------------------

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no Series A or Series B
                                          --------
Holder will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4.4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4.4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4.4(e).

     SECTION 4.8    Current Public Information.  At all times after the Company
                    --------------------------
has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will use its best efforts to take such further action as any Series A or Series B Holder may reasonably request, all to the extent required to enable such Series A or Series B Holder to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

     SECTION 4.9   Adjustment Affecting Registrable Securities.  Except as
                   -------------------------------------------
otherwise provided herein, the Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Series A and Series B Holder to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration.

                                  ARTICLE V.

                                 MISCELLANEOUS

     SECTION 5.1   Transfers in Violation of Agreement.  Any transfer or
                   -----------------------------------
attempted transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

     SECTION 5.2   Amendment and Waiver.  Except as otherwise provided herein,
                   --------------------
no modification, amendment or waiver of any provision of this Agreement shall be effective against any party hereto unless such modification, amendment or waiver is approved in writing by (i) Key Original Holders holding a majority of the outstanding Stockholder Shares held by all Key Original Holders, (ii) Original Holders holding a majority of the outstanding Stockholder Shares held by all Original Holders, (iii) Series A Holders holding a majority of the outstanding Stockholder Shares held by all Series A Holders, and (iv) Series B Holders holding a majority of the outstanding Stockholder Shares held by all Series B Holders.

     SECTION 5.3   Severability.  Whenever possible, each provision of this
                   ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of such provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     SECTION 5.4   Entire Agreement.  Except as otherwise expressly set forth
                   ----------------
herein, this document and the Purchase Agreement for the Series A Preferred Stock and the Purchase Agreement for the Series B Preferred Stock embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     SECTION 5.5   Successors and Assigns.  The provisions of this Agreement
                   ----------------------
(including the registration rights contained in Article (IV)) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and to the extent applicable, heirs, executors, administrators and legal representatives and any subsequent holders of Stockholder Shares and the respective successors and assigns of each of them, so long as they hold Stockholder Shares.

     SECTION 5.6   Counterparts.  This Agreement may be executed in separate
                   ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 5.7    Remedies.  The parties hereto agree and acknowledge that
                    --------
money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the parties hereto shall have the right to injunctive relief, in addition to all of its rights and remedies at law or in equity, to enforce the provisions of this Agreement. Nothing contained in this Agreement shall be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

     SECTION 5.8    Notices.  All notices, demands or other communications to be
                    -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, return receipt requested, confirmed telecopy or sent by guaranteed overnight courier service. Such notices, demands and other communications will be sent to the parties as indicated below, or to any party at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     SECTION 5.9    Governing Law.  All issues concerning this Agreement shall
                    -------------
be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Nevada.

     SECTION 5.10   Descriptive Headings.  The descriptive headings of this
                    --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               FIRST AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                                SIGNATURE PAGES

     IN WITNESS WHEREOF, the parties, by their respective officers duly authorized, have caused this Agreement to be duly executed and delivered as of the date hereof.

                              PURCHASE PRO INTERNATIONAL, INC.


                              By: /s/ Charles E. Johnson Jr.
                                 -------------------------------------------
                              Name: Charles E. Johnson Jr.
                              Title: Chairman and Chief Executive Officer

               FIRST AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                                SIGNATURE PAGES

                               ORIGINAL HOLDERS:
                               ----------------


                               ___________________________________

               FIRST AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                                SIGNATURE PAGES


                               SERIES A HOLDERS:
                               ----------------

                               ___________________________________

               FIRST AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
                                SIGNATURE PAGES


                               SERIES B PREFERRED HOLDERS:


                               ___________________________________

                                   EXHIBIT A

                               ORIGINAL HOLDERS

                                   EXHIBIT B

                                 SERIES A HOLDERS

                                   EXHIBIT C

                               SERIES B HOLDERS

                                      -29-